OLD MUTUAL ADVISOR FUNDS

                   OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND
                        Supplement Dated December 2, 2005
                       to Prospectus Dated August 1, 2005
                         (supplemented October 5, 2005)

This Supplement updates certain information contained in the currently effective Prospectuses of Old Mutual Copper Rock Emerging Growth Fund (the "Fund"), a series of Old Mutual Advisor Funds (the "Trust"), dated August 1, 2005 (supplemented October 5, 2005). It replaces the supplement dated October 5,
2005. You should retain your Prospectus and all supplements for future reference. You may obtain an additional copy of the Prospectus and all current supplements, free of charge, by calling 1-888-744-5050 or via the Internet at www.OldMutualCapital.com.

Money Market Exchanges

Clients of certain broker-dealers and financial institutions ("Broker-Dealers") that have entered into an agreement with Old Mutual Investment Partners ("OMIP"), the Fund's distributor, may exchange Fund shares for shares of SSgA Prime Money Market Fund, Class T shares ("SSgA Money Market Fund"), a portfolio of the SSgA Funds. The SSgA Funds is an open-end management investment company (commonly known as a mutual fund) with multiple portfolios advised by SSgA Funds Management, Inc., Two International Place, Boston, MA 02110. SSgA Funds Management, Inc. is an affiliate of State Street Bank and Trust Company, and is not affiliated with the Trust, Old Mutual Capital, Inc. ("Old Mutual Capital"), the Fund's investment adviser, or OMIP.

To offset the administrative costs of establishing and maintaining accounts for Fund shareholders who exchange Fund shares for Class T shares of the SSgA Money Market Fund, SsgA Funds Management, Inc. pays OMIP a fee at the annual rate of 0.50% of the average daily net assets of Class T shares of the SSgA Money Market Fund that represent exchanges from Fund shares.

Prior to making such an exchange, you should obtain and carefully read the prospectus for the SSgA Money Market Fund. The exchange privilege does not constitute an offering or recommendation on the part of the Fund, Old Mutual Capital, or OMIP with respect to an investment in the SSgA Money Market Fund. If you are interested in taking advantage of this exchange option, you should contact your broker-dealer or other financial institution at which you maintain an account to receive a SSgA Money Market Fund prospectus and other account opening information. You should review the prospectus carefully before making an investment in the SSgA Money Market Fund. An exchange of Fund shares for shares of the SSgA Money Market Fund may have tax consequences.

The SSgA Money Market Fund's investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity, and to maintain a stable $1.00 per share net asset value, by investing in dollar denominated securities.



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

INVESTMENT IN THE SSgA MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE SSgA MONEY MARKET FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

Sales Charges

Shareholders will not pay an initial sales charge when they exchange Class A shares of the Fund for Class T shares of the SSgA Money Market Fund.

Distribution Arrangements

An exchange from the Fund for Class T shares of the SSgA Money Market Fund is a redemption from the Fund and a purchase of the SSgA Money Market Fund. Accordingly, OMIP will not pay any distribution fees or shareholder service fees to third party financial intermediaries under the Trust's Distribution Plan or Service Plan on Fund shares exchanged for shares of the SSgA Money Market Fund. Further, OMIP will generally not re-allow to brokers of record or other financial intermediaries any distribution fees and/or shareholder servicing fees received by OMIP from the SSgA Money Market Fund or its affiliates.

Your Investment

The  subsections  of the Prospectus  captioned  "Policy  Regarding  Excessive or
Short-Term Trading," "Trade Activity Monitoring," "Trading Guidelines," "Redemption/Exchange Fee," "Fair Value Pricing," "Valuing Portfolio Securities" and "Pricing Fund Shares-Net Asset Value" are replaced in their entirety with the following subsections:

Your Share Price

The price you pay for a share of the Fund and the price you receive upon selling or redeeming a share of the Fund is called the net asset value ("NAV"). NAV per share class of the Fund is calculated by dividing the total net assets of each class by the total number of the class' shares outstanding. NAV is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) on each day that the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by the Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). Foreign securities may trade in their local markets on days the Fund is closed. Those transactions and changes in the value of the Fund's securities holdings on such days may affect the value of the Fund's shares on days when you will not be able to purchase, exchange, or redeem shares.

The Board has determined to fair value on a daily basis foreign securities traded outside of the Western Hemisphere to, among other things, avoid stale prices and make the Fund less attractive to market timers. While fair value pricing cannot eliminate the possibility of short-term trading, we believe it helps to protect the interests of the Fund's long-term shareholders.



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

The Fund uses pricing services to determine the market value of the securities in its portfolio. Foreign securities traded in countries outside of the Western Hemisphere are fair valued daily based on procedures established by the Board to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions. The Fund generally uses the market value of securities as of the close of regular trading on the NYSE to value the other equity securities held in the Fund's portfolios. If a market quotation is not readily available or is believed to be unreliable, the security is valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board. The valuation assigned to a fair valued security for purposes of calculating the Fund's NAV may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Although intended to do so, the fair value procedures may not always better represent the price at which the Fund could sell a fair valued security and may not always result in a more accurate NAV.

The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon the Fund's investment performance. If the Fund invests in another investment company, the Fund's NAV is based in part on the net asset value of the other investment companies in which the Fund invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

Your purchase, exchange, or redemption of Fund shares will be priced at the next NAV calculated after your request is received in good order by the Fund's transfer agent or other Fund agents.

The Fund may enter into agreements with broker-dealers, financial institutions, retirement plan accounts, trading platforms, certain fee-based programs, or other service providers ("Financial Intermediaries") that may include the Fund as an investment alternative in the programs they offer or administer. Financial Intermediaries and the Fund may reserve the right to not to accept customer orders that are incomplete or otherwise not in "good order." Financial Intermediaries may also accept certain customer orders conditioned on the understanding that the orders may later be rejected in the event they cannot be transmitted to the Fund or an affiliate of the Fund in a timely manner. The Fund will be deemed to have received a purchase or redemption order from a Financial Intermediary when the Financial Intermediary or its authorized designee, accepts the order. The customer order will be priced at the Fund's NAV next computed after such order is unconditionally accepted by a Financial Intermediary or its designee.

Policy Regarding Excessive or Short-Term Trading

While the Fund provides shareholders with daily liquidity, the Fund is intended to be a long-term investment vehicle and is not designed for investors who engage in excessive short-term trading activity, market-timing or other abusive trading practices. Short-term trading, market-timing, or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. In particular, frequent trading of the Fund's shares may:



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

      o cause the Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investment opportunities;
      o force the Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;
      o increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets move in or out; or
      o     dilute the value of Fund shares held by long-term shareholders.

The Fund and Old Mutual Capital, the Fund's investment adviser, and certain of its affiliates or their agents will not knowingly permit investors to excessively trade the Fund, although no guarantees can be made that we will be able to identify and restrict all such trading in the Fund. Purchase and sale orders may be received through Financial Intermediaries and Old Mutual Capital and its agents cannot always know or reasonably detect short-term trading through these Financial Intermediaries or through the use of omnibus accounts by these Financial Intermediaries.

To minimize harm to the Fund and its shareholders, we reserve the right to reject any purchase order, including exchange purchases, for any reason without prior notice.

A fund that invests in overseas markets are subject to the risk of time-zone arbitrage, which attempts to take advantage of time zone differences in various countries. Time-zone arbitrage is a form of market-timing. The Board has adopted and Old Mutual Capital and their agents have implemented the following tools to discourage short-term trading in the Fund, including time-zone arbitrage:

      o     shareholder trade activity monitoring;
      o     trading guidelines;
      o     a redemption fee on certain trades in the Fund; and
      o selective use of fair value pricing, including daily fair valuation of foreign securities outside of the Western Hemisphere.

Each of these tools is described in more detail below. Although they are designed to discourage short-term trading, none of these tools alone nor all of them taken together, can eliminate the possibility that short-term trading activity in the Fund will occur. Moreover, each of these tools, other than the redemption fee, involves judgments that are inherently subjective. Old Mutual Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests. For purposes of applying these tools, Old Mutual Capital and its agents may consider an investor's trading history in the Fund, other portfolios of the Trust, and accounts under common ownership, influence, or control. Old Mutual Capital and the Fund may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

Trade Activity Monitoring

Old  Mutual  Capital  and  its  agents  monitor   selected  trades  based  on  a
shareholder's trading activity and history in an effort to detect short-term trading activities. If, as a result of this



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

monitoring,  Old  Mutual  Capital  or  one  of  its  agents  determines  that  a shareholder has engaged in short-term trading, it will (i) advise the shareholder or use its best efforts to work with the Financial Intermediary that holds the account to inform the shareholder that he or she must stop such activities, and (ii) use its best efforts to refuse to process purchases or exchanges in the shareholder's account. Determining whether a shareholder has engaged in short-term trading involves judgments that are inherently subjective. In making such judgments, Old Mutual Capital and its agents seek to act in a manner that they believe is consistent with the best interests of long-term Fund shareholders.

The ability of Old Mutual Capital and its agents to monitor trades that are placed by the underlying shareholders of Financial Intermediaries is limited. Financial Intermediaries often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. Old Mutual Capital and its agents generally rely on the cooperation, willingness, ability, and rights of Financial Intermediaries to monitor trading activity in omnibus accounts and enforce the Fund's short-term trading policy on shareholders in such accounts. There is no assurance that the Financial Intermediaries will in all instances cooperate with Old Mutual Capital and its agents in monitoring trading activity or enforcing the excessive short-term trading policy. Old Mutual Capital and its agents, however, will attempt to apply the excessive short-term trading policy uniformly to all Financial Intermediaries.

Trading Guidelines

If a shareholder exceeds four exchanges out of the Fund per calendar year, or if the Fund, Old Mutual Capital, or one of its agents, determines that a shareholder's short-term trading activity is detrimental to Fund shareholders (regardless of whether or not the activity exceeds these guidelines), the Fund will not knowingly accept any additional purchase and exchange orders from such shareholder. The Fund and Old Mutual Capital and its agents may accept exchanges that are detected under these guidelines if they believe that such transactions are not short-term trading activity, for legitimate trading purposes, and consistent with the best interests of long-term shareholders. The movement out of (redemption) one of the portfolios of the Trust and into (purchase) one of the portfolios of the Trust is considered a single exchange. The Fund may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide long-term asset allocation program.

Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for purposes of this policy and may be rejected in whole or in part. Transactions accepted by a Financial Intermediary in violation of our short-term trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Financial Intermediary. Old Mutual Capital may also suspend or terminate a shareholder's exchange privileges if a shareholder engages in a disruptive pattern of exchanges. Old Mutual Capital and the Fund also reserve the right to delay delivery of redemption proceeds for up to 7 days; or to honor certain redemptions with securities, rather than cash.



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

Redemption/Exchange Fee

The Fund (except in those cases noted below) will impose a 2.00% redemption/exchange fee on total redemption proceeds before applicable deferred sales charges of any shareholder redeeming shares, including redemption by exchange, of the Fund within 10 calendar days of purchase. The Fund will impose a redemption fee to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, Old Mutual Capital assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the fee for the benefit of the remaining shareholders.

The Fund charges the redemption/exchange fee to discourage market-timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements, to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management, and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange.

The Fund will not charge the 2.00% redemption fee on transactions involving the following:

1. total or partial redemptions of shares by omnibus accounts maintained by Financial Intermediaries that do not have the systematic capability to process the redemption fees;

2. total or partial redemptions of shares by omnibus accounts maintained by Financial Intermediaries that have negotiated pre-existing legal covenants and agreements with the Fund to waive or not to impose redemption fees;

3.    total  or  partial  redemptions   effectuated  pursuant  to  an  automatic
      non-discretionary rebalancing program or a systematic withdrawal plan established with the Fund or a Financial Intermediary;

4. redemptions of shares from employer-sponsored retirement plans, such as 401(k) plans, which are made in connection with the withdrawal of an entire plan from the Fund;

5. redemptions initiated to pay an asset-based fee charged to customers of certain fee-based or wrap programs; or

6.    redemptions initiated by the Fund, as permitted in this Prospectus.

The Fund's goal is to apply the redemption fee to all shares of the Fund regardless of the type of account through which the shares are held. That goal is not immediately achievable primarily because of systems limitations of certain Financial Intermediaries and preexisting contrary legal covenants and agreements with Financial Intermediaries. The Fund will use its best efforts to encourage Financial Intermediaries that maintain omnibus accounts that are currently unable to support a redemption fee to modify their computer systems to do so and will attempt to renegotiate legal covenants and agreements with Financial Intermediaries that currently prohibit



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

the imposition of such a fee. There is no guarantee that the Fund will be successful in those efforts.

Fair Value Pricing

As discussed above, the Trust has adopted fair value pricing procedures, including the daily fair valuation of certain foreign securities. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to long-term shareholders.



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

                            OLD MUTUAL ADVISOR FUNDS

                    OLD MUTUAL ANALYTIC DEFENSIVE EQUITY FUND
                        Supplement Dated December 2, 2005
                      to Prospectus Dated October 14, 2005

This Supplement updates certain information contained in the currently effective Prospectuses of Old Mutual Analytic Defensive Equity Fund (the "Fund"), a series of Old Mutual Advisor Funds (the "Trust"), dated October 14, 2005. You should retain your Prospectus and all supplements for future reference. You may obtain an additional copy of the Prospectus and all current supplements, free of charge, by calling 1-888-744-5050 or via the Internet at www.OldMutualCapital.com.

Money Market Exchanges

Clients of certain broker-dealers and financial institutions ("Broker-Dealers") that have entered into an agreement with Old Mutual Investment Partners ("OMIP"), the Fund's distributor, may exchange Fund shares for shares of SSgA Prime Money Market Fund, Class T shares ("SSgA Money Market Fund"), a portfolio of the SSgA Funds. The SSgA Funds is an open-end management investment company (commonly known as a mutual fund) with multiple portfolios advised by SSgA Funds Management, Inc., Two International Place, Boston, MA 02110. SSgA Funds Management, Inc. is an affiliate of State Street Bank and Trust Company, and is not affiliated with the Trust, Old Mutual Capital, Inc. ("OMCAP"), the Fund's investment adviser, or OMIP.

To offset the administrative costs of establishing and maintaining accounts for Fund shareholders who exchange Fund shares for Class T shares of the SSgA Money Market Fund, SsgA Funds Management, Inc. pays OMIP a fee at the annual rate of 0.50% of the average daily net assets of Class T shares of the SSgA Money Market Fund that represent exchanges from Fund shares.

Prior to making  such an  exchange,  you should  obtain and  carefully  read the prospectus for the SSgA Money Market Fund. The exchange privilege does not constitute an offering or recommendation on the part of the Fund, OMCAP, or OMIP with respect to an investment in the SSgA Money Market Fund. If you are interested in taking advantage of this exchange option, you should contact your broker-dealer or other financial institution at which you maintain an account to receive a SSgA Money Market Fund prospectus and other account opening information. You should review the prospectus carefully before making an investment in the SSgA Money Market Fund. An exchange of Fund shares for shares of the SSgA Money Market Fund may have tax consequences.

The SSgA Money Market Fund's investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity, and to maintain a stable $1.00 per share net asset value, by investing in dollar denominated securities.

INVESTMENT IN THE SSgA MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE



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

SSgA MONEY  MARKET  FUND WILL  MAINTAIN  A STABLE  NET ASSET  VALUE OF $1.00 PER
SHARE.

Sales Charges

Shareholders will not pay an initial sales charge when they exchange Class A shares of the Fund for Class T shares of the SSgA Money Market Fund.

Distribution Arrangements

An exchange from the Fund for Class T shares of the SSgA Money Market Fund is a redemption from the Fund and a purchase of the SSgA Money Market Fund. Accordingly, OMIP will not pay any distribution fees or shareholder service fees to third party financial intermediaries under the Trust's Distribution Plan or Service Plan on Fund shares exchanged for shares of the SSgA Money Market Fund. Further, OMIP will generally not re-allow to brokers of record or other financial intermediaries any distribution fees and/or shareholder servicing fees received by OMIP from the SSgA Money Market Fund or its affiliates.


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